                                                                   EXHIBIT 10.16

                     COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                             AND SECURITY AGREEMENT

         This Collateral Assignment, Patent Mortgage and Security Agreement (the "Assignment") dated as of the 15/th/ day of August, 2001, and to become
 ----------
effective in accordance with the provisions set forth below, from SRA INTERNATIONAL, INC., a Delaware corporation (the "Company"), SYSTEMS RESEARCH
                                                 -------
AND APPLICATIONS CORPORATION, a Delaware corporation ("SRA"), SRA TECHNICAL
                                                       ---
SERVICES CENTER, INC., a Delaware corporation ("STSC"), and each other
                                                ----
Subsidiary that becomes a party to this Assignment in accordance with the provisions set forth in the Loan Agreement (together with the Company, SRA, and

 STSC, collectively, "Assignors," and individually, "Assignor"), in favor of
                      ---------                      --------
SUNTRUST BANK, a Georgia banking corporation ("Assignee").
                                               --------

                                    RECITALS
                                    --------

         Assignee has entered into a Loan Agreement of even date herewith (as amended, modified or supplemented from time to time, the "Loan Agreement," the
                                                          --------------
terms defined therein and not otherwise defined herein being used herein as therein defined) with Assignors. It is a condition precedent to the making of the Loans and the issuance of Letters of Credit by Assignee under the Loan Agreement that each Assignor shall have assigned certain property to Assignee in accordance with this Assignment.

         NOW, THEREFORE, FOR VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE ACKNOWLEDGED, THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Assignment, Patent Mortgage and Grant of Security Interest. As
            ----------------------------------------------------------
collateral security for the prompt and complete payment and performance of the Obligations (as defined below), each Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, but not as an ownership interest, in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"), provided that the foregoing assignment, transfer, conveyance,
 ----------
grant and mortgage shall not become effective unless and until a Security Event shall occur under the Loan Agreement:

                  (a) All present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights listed in Exhibit A-1 to this Assignment (and including all of the
                     -----------
exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. (s)106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and
                                            ---------------------
all royalties, payments, and other amounts payable to Assignor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;

                  (b) All present and future copyrights, or contract or license rights arising from agreements by which Assignor is a licensee, which are not registered in the United States Copyright Office (the "Unregistered Rights"),
                                                       -------------------
whether now owned or hereafter acquired, including without limitation the Unregistered Rights listed in Exhibit A-2 to this Assignment, and any and all
                              -----------
royalties, payments, and other amounts payable to Assignor in connection with the Unregistered Rights, together with all renewals and extensions of the Unregistered Rights, the right to recover for all past, present, and future infringements of the Unregistered Rights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Rights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Rights collectively are referred to herein as the "Copyrights";
                  ----------

                  (c) All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in Exhibit A-3 to this
                                                    -----------
Assignment (the "Licenses");
                 --------

                  (d) All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights;

                  (e) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, owned by Assignor;

                  (f) Any and all design rights which may be owned by Assignor now or hereafter existing, created, acquired or held;

                  (g) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached
                                                            ---------
hereto (collectively, the "Patents"), and any and all royalties, payments, and
                           -------
other amounts payable to Assignor in connection with the Patents, together with all renewals and extensions of the Patents, the right to recover for all past, present, and future infringements of the Patents, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Patents, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;

                  (h) Any trademark and servicemark rights, whether registered or not, applications to register, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the
                              ---------
"Trademarks"), and any and all royalties, payments, and other amounts payable to
 ----------
Assignor in connection with the Trademarks, together with all renewals and extensions of the Trademarks, and the right to recover for all past, present, and future infringements of the Trademarks;

                  (i) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (j) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (k) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (l) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE EACH ASSIGNOR'S OBLIGATIONS TO ASSIGNEE.

         This Assignment secures the payment of all obligations of each Assignor now or hereafter existing under the Loan Agreement, including, but not limited to, the Loans, the Notes, and all obligations, indebtedness and liabilities of such Assignor under this Assignment and each Letter of Credit Agreement, Letter of Credit and other Loan Document, and all other obligations, indebtedness and liabilities of such Assignor to Assignee, whether now existing or hereafter arising, whether or not evidenced by notes or other instruments, and whether such obligations, indebtedness and liabilities are direct or indirect, fixed or contingent, liquidated or unliquidated, due or to become due, joint, several, or joint and several (all such obligations of such Assignor being the "Obligations"). Without limiting the generality of the foregoing, this
 -----------
Assignment secures the payment of all amounts that constitute part of the Obligations and would be owed by each Assignor to Assignee but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Assignor.

         2. Authorization and Request. Each Assignor authorizes and
            -------------------------
requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

         3. Covenants and Warranties.  Each Assignor represents, warrants,
            ------------------------
covenants and agrees as follows:

                  (a) Assignor is now the sole owner of its Collateral, except for non-exclusive licenses granted by Assignor to its Customers in the ordinary course of business.

                  (b) Listed on Exhibits A-1 and A-2 are all material Copyrights owned by Assignor, in which Assignor has an interest (excluding off-the-shelf licensed software and databases), or which are used in Assignor's business. Listed on Exhibit A-3 are all material Licenses pursuant to which Assignor has a right to use the Collateral, in which Assignor has an interest (excluding off-the-shelf licensed software and databases), or which are used in

Assignor's business. Listed on Exhibit B are all material Patents owned by Assignor, in which Assignor has an interest, or which are licensed to Assignor for use in Assignor's business. Listed on Exhibit C are all material Trademarks owned by Assignor, in which Assignor has an interest, or which are used in Assignor's business.

                  (c) Each employee, agent and/or independent contractor of Assignor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Assignor or is an employee of Assignor acting within the scope of his or her employment and was such an employee at the time of said creation.

                  (d) If required by Assignee after the occurrence of a Security Event, all of Assignor's present and future Collateral (including, without limitation, software, computer programs and other works of authorship) subject or entitled to United States copyright, patent or trademark protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to Assignor (collectively, "Receivables"), shall be registered with the United States
                -----------
Copyright Office or the United States Patent and Trademark Office, as applicable, and Assignor shall provide to Assignee copies of all such registrations promptly upon the receipt of the same.

                  (e) Assignor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Assignor all rights of authorship to any copyrighted material in which Assignor has or may subsequently acquire any right or interest.

                  (f) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the disclosure of information or the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes an assignment or requires such disclosure.

                  (g) During the term of this Assignment, without the prior written consent of Assignee, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Assignment.

                  (h) Each part of the Collateral is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party.

                  (i) Assignor shall promptly advise Assignee of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of Assignor in or to any material Trademark, Patent or Copyright not specified in this Assignment.

                  (j) Assignor shall (1) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, subject to Assignor's reasonable business judgment as to the value of the Trademark, Patent or Copyright, and the cost of such defense, (2) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected, and (3) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld, unless Assignor determines that reasonable business practices suggest that abandonment is appropriate.

                  (k) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, Trademarks or Patents, if not so already registered, that are material to Assignor's business, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral.

                  (l) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the Obligations upon making the filings referred to in clause (m) below.

                  (m) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (1) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the U.S. or (2) for the perfection in the United States or the exercise by Assignee of its rights and remedies thereunder.

                  (n) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

                  (o) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent. Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interest in any property included within the definition of the Collateral acquired under such contracts.

                  (p) Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any material Collateral, the ability of Assignor to dispose of any material Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

         4. Assignee's Rights. Assignee shall have the right, but not the
            -----------------
obligation, to take, at each Assignor's sole expense, any actions that such Assignor is required under this Assignment to take but which such Assignor fails to take, after fifteen (15) days' notice to such Assignor. Each Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 4.

         5. Inspection Rights. Each Assignor hereby grants to Assignee and its
            -----------------
employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to such Assignor, any of such Assignor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to such Assignor and as often as may be reasonably requested, but not more than one (1) in every six (6) months.

         6. Further Assurances; Attorney in Fact. Each Assignor represents,
            ------------------------------------
warrants, covenants and agrees as follows:

                  (a) Assignor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

                  (b) Upon an Event of Default, Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, upon Assignor's failure or inability to do so, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Assignment, including:

                           (i) To modify, in its sole discretion, this
Assignment without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest; and

                           (ii) To file, in its sole discretion, one or more
financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

         7. Events of Default. The occurrence of any of the following shall
            -----------------
constitute an Event of Default under the Assignment:

                  (a) An Event of Default occurs under the Loan Agreement; or

                  (b) Any Assignor breaches or fails to perform or observe in any material respect any representation, warranty or agreement made by such Assignor in this Assignment.

         8. Remedies. Upon the occurrence and continuance of an Event of
            --------
Default, Assignee shall have the right to exercise all the remedies of a secured party under the UCC, including without limitation, the right to:

                  (a) require any Assignor to assemble any tangible property in which the Collateral is embodied and in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee,

                  (b) exercise any and all rights as beneficial and legal owner of the Collateral, including, without limitation, any and all consensual rights and powers with respect to the Collateral, and

                  (c) sell or assign or grant a license to use, or cause to be sold or assigned or grant a license to use any or all of the Collateral or any part thereof, in each case, free of all rights and claims of each Assignor therein and thereto, except to the extent such actions would violate restrictions against assignments contained in any Collateral in which such Assignor's rights arise by contract or license. In that connection, Assignee shall have the right to cause any or all of the Collateral to be transferred of record into the name of Assignee or its nominee and the right to impose (i) such limitations and restrictions on the sale or assignment of the Collateral as Assignee may deem to be necessary or appropriate to comply with any law, rule or regulation having applicability to such sale or assignment and (ii) requirements for any necessary governmental approvals. To the extent not inconsistent with any license or contract under which each Assignor's rights arise, Assignee shall have a nonexclusive, royalty-free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Each Assignor will pay any expenses (including reasonable attorney's fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

         9. Indemnity. Each Assignor agrees to defend, indemnify and hold
            ---------
harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Assignment, and
(b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and such Assignor, whether under this Assignment or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

         10. Release. At such time as Assignors shall completely satisfy all of
             -------
the Obligations, Assignee shall execute and deliver to Assignors all assignments and other instruments as may be reasonably necessary or proper to terminate Assignee's security interest and any conditional assignment in the Collateral, subject to any disposition of the Collateral which may have been made by Assignee pursuant to this Assignment. For the purpose of this Assignment, the

Obligations shall be deemed to continue if any Assignor enters into any bankruptcy or similar proceeding at a time when any amount paid to Assignee could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

         11. No Waiver. No course of dealing between any Assignor and Assignee,
             ---------
nor any failure to exercise nor any delay in exercising, on the part of Assignee, any right, power, or privilege under this Assignment or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Assignment or under the Loan Agreement or any other agreement by Assignee shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Assignee.

         12. Rights Are Cumulative.  All of Assignee's rights and remedies with
             ---------------------

respect to the Collateral whether established by this Assignment, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

         13. Course of Dealing.  No course of dealing, nor any failure to
             -----------------
exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         14.  Attorneys' Fees.  If any action relating to this Assignment is
              ---------------
brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

         15. Amendments. This Assignment may be amended only by a written
             ----------
instrument signed by both parties hereto. To the extent that any provision of this Assignment conflicts with any provision of the Loan Agreement, the provision giving Assignee greater rights or remedies shall govern, it being understood that the purpose of this Assignment is to add to, and not detract from, the rights granted to Assignee under the Loan Agreement. This Assignment, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Assignment.

         16. Severability. The provisions of this Assignment are severable. If
             ------------
any provision of this Assignment is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Assignment in any jurisdiction.

         17. Counterparts. This Assignment may be executed in two or more
             ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         18. Governing Law and Jurisdiction.  This Assignment shall be governed
             ------------------------------
by the laws of the Commonwealth of Virginia, without regard for choice of law provisions. Each Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Fairfax County, Virginia.

         19. Confidentiality.  In handling any confidential information, each of
             ---------------
Assignee and its agents shall exercise the same degree of care that its exercise with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Assignment except that the disclosure of this information may be made (a) to the affiliates of Assignee, (b) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into a comparable confidentiality agreement in favor of each Assignor and have delivered a copy to such Assignor, (c) as required by law, regulation, rule or order, subpoena judicial order or similar order and (d) as may be required in connection with the examination, audit or similar investigation of Assignee.

         20. WAIVER OF RIGHT TO JURY TRIAL. ASSIGNEE AND EACH ASSIGNOR EACH
             -----------------------------
HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (a) THIS ASSIGNENT; OR (b) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ASSIGNEE AND SUCH ASSIGNOR; OR
(c) ANY CONDUCT, ACTS OR OMISSIONS OF ASSIGNEE OR SUCH ASSIGNOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ASSIGNEE OR SUCH ASSIGNOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.

                                           ASSIGNORS:
                                           ----------

                                           SRA INTERNATIONAL, INC.,
                                            a Delaware corporation

Address of Assignor:

                                           By:    /s/ Stephen C. Hughes
                                                  -----------------------------
4300 Fair Lakes Court                      Name:  Stephen C. Hughes
Fairfax, Virginia  22033                          -----------------------------
                                           Title: SVP, CFO
                                                  -----------------------------


                                           SYSTEMS RESEARCH AND APPLICATIONS
                                           CORPORATION,
                                            a Delaware corporation

Address of Assignor:


                                           By:    /s/ Stephen C. Hughes
                                                  -----------------------------
4300 Fair Lakes Court                      Name:  Stephen C. Hughes
Fairfax, Virginia  22033                          -----------------------------
                                           Title: SVP, CFO
                                                  -----------------------------


                                           SRA TECHNICAL SERVICES CENTER, INC.,
                                            a Delaware corporation

Address of Assignor:


                                           By:    /s/ Stephen C. Hughes
                                                  -----------------------------
4300 Fair Lakes Court                      Name:  Stephen C. Hughes
Fairfax, Virginia  22033                          -----------------------------
                                           Title: SVP, CFO
                                                  -----------------------------


                                           ASSIGNEE:
                                           ---------

                                           SUNTRUST BANK, a Georgia banking
                                           corporation
Address of Assignee:

                                           By:      ___________________________
1445 New York Avenue, N.W.                 Name:    ___________________________
Washington, D.C.  20005                    Title:   ___________________________

              State      OF    Virginia
         --------------      -------------  )

         COUNTY OF       Fairfax
                   -------------------      )

         On       August 17,       2001, before me,       Linda Dailey
            ---------------------                   --------------------------
_________________________________________, Notary Public, personally appeared

               Stephen C. Hughes
-----------------------------------------------------------------------,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                                                /s/ Linda L. Dailey
                                                -------------------------------
                                                Notary Public

(Seal)


             State       OF   Virginia
         --------------     -------------   )

         COUNTY OF       Fairfax
                   -------------------      )

         On       August 17,       2001, before me,       Linda Dailey
            ---------------------                   --------------------------
_________________________________________, Notary Public, personally appeared

               Stephen C. Hughes
-----------------------------------------------------------------------,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                                                /s/ Linda L. Dailey
                                                -------------------------------
                                                Notary Public

(Seal)

             State       OF    Virginia
         --------------      -------------  )

         COUNTY OF      Fairfax
                   -------------------      )

         On       August 17,       2001, before me,       Linda Dailey
            ---------------------                   --------------------------
_________________________________________, Notary Public, personally appeared

               Stephen C. Hughes
-------------------------------------------------------------------------,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                                                /s/ Linda L. Dailey
                                                -------------------------------
                                                Notary Public

(Seal)



         ______________ OF _____________    )

         COUNTY OF ___________________      )

         On _____________________, 2001, before me, __________________________
_________________________________________, Notary Public, personally appeared
_______________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                                                -------------------------------
                                                Notary Public

(Seal)


         ______________ OF _____________    )

         COUNTY OF ___________________      )

         On _____________________, 2001, before me, __________________________
_________________________________________, Notary Public, personally appeared
_______________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                                                -------------------------------
                                                Notary Public

(Seal)

                                  EXHIBIT "A-1"

                              REGISTERED COPYRIGHTS

REG. NO.                   REG. DATE                              COPYRIGHT
--------                   ---------                              ---------

                                  EXHIBIT "A-2"



                               UNREGISTERED RIGHTS

                                  EXHIBIT "A-3"



                   DESCRIPTION OF COPYRIGHT LICENSE AGREEMENTS
                   -------------------------------------------

                                   EXHIBIT "B"

                                     PATENTS

DOCKET NO.        COUNTRY         SERIAL NO.       FILING DATE           STATUS
----------        -------         ----------       -----------           ------

                                   EXHIBIT "C"

                                   TRADEMARKS

MARK              COUNTRY              SERIAL NO.                   STATUS
----              -------              ----------                   ------

Friday, August 17, 2001                 Client Status Report - PATENT INVENTORY                                             Page 1

           Client:  06551                   SRA INTERNATIONAL, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Case Number      Sub     Application       Patent No.
Title                                                      Status           Case    Number/Date       Issue Date      Attorney(s)
------------------------------------------------------------------------------------------------------------------------------------
PROTECTION OF AN ELECTRONICALLY STORED
IMAGE IN A FIRST COLOR SPACE BY THE                        06551-0062       02      828,924/08        5,893,101            JAB
ALTERATION OF DIGITAL COMPONENT IN A
SECOND COLOR SPACE                                         ISSUED                   28-Mar-1997       06-Apr-1999
United States of America




------------------------------------------------------------------------------------------------------------------------------------
CONTENT DISTRIBUTION SYSTEM AND METHOD
United States of America                                   06551-0069       00      839,176/09                             JAB

                                                           Pending                  23-Apr-2001                            JEP





------------------------------------------------------------------------------------------------------------------------------------
A LARGE-SCALE RELATION AND EVENT EXTRACTION SYSTEM
United States of America                                   06551-6000       00      251,421/60                             JAB

                                                           Pending                  06-Dec-2000




------------------------------------------------------------------------------------------------------------------------------------
LARGE-SCALE RELATION AND EVENT EXTRACTION SYSTEM

United States of America                                   06551-6001       00                                             JAB

                                                           INACTIVE

------------------------------------------------------------------------------------------------------------------------------------



Friday, August 17, 2001                 Client Status Report - PATENT INVENTORY              Page 1

           Client:  06551                   SRA INTERNATIONAL, INC.
---------------------------------------------------------------------------------------------------------
                                                            Next Action(s)                Due Date(s)
---------------------------------------------------------------------------------------------------------
                                                            3 YR CALLUP -                 06-Apr-2002
                                                            Tax 3.5                       06-Oct-2002
                                                            MAINT/SCHG DUE                06-Apr-2003
                                                            7 YR CALLUP -                 06-Apr-2006
                                                            Tax 7.5                       06-Oct-2006
                                                            MAINT/SCHG DUE                06-Apr-2007
                                                            11 YR CALLUP -                06-Apr-2010
                                                            Tax 11.5                      06-Oct-2010
                                                            MAINT/SCHG DUE                06-Apr-2011
---------------------------------------------------------------------------------------------------------
                                                            Benefit of Priority           23-Aug-2001
                                                            IDS CALLUP                    23-Aug-2001
                                                            IDS CALLUP                    23-Sep-2001
                                                            IDS DUE                       23-Oct-2001
                                                            8-MO REMINDER DUE             23-Dec-2001
                                                            11-MO REMINDER DUE            23-Mar-2002
                                                            CALL CLIENT                   17-Apr-2002
                                                            APPLN STATUS                  23-Apr-2002
                                                            CONVENTION DATE               23-Apr-2002
---------------------------------------------------------------------------------------------------------
                                                            2 MONTH CALLUP                06-Oct-2001
                                                            11-MO REMINDER DUE            06-Nov-2001
                                                            3 WEEK CALLUP                 15-Nov-2001
                                                            2 WEEK CALLUP                 22-Nov-2001
                                                            5 DAY CALLUP                  01-Dec-2001
                                                            CALL CLIENT                   01-Dec-2001
                                                            APPLICATION DUE               06-Dec-2001
                                                            CONVENTION DATE               06-Dec-2001
---------------------------------------------------------------------------------------------------------

SRA Trademark Inventory

Our Reference        Country        Mark                        Application      Application     Registration          Class
                                                                Number           Date            Number
------------------------------------------------------------------------------------------------------------------------------------
06551 0003 00337     European       SRA                         1081298          2/18/1999       1081298               9, 16, 35,
                     Community                                                                                         41, 4
Status:                             Goods And Services:         COMPUTER SOFTWARE AND HARDWARE; COMPUTER
                                                                SOFTWARE FOR USE IN SURVEILLANCE AND
REGISTERED                                                      MONITORING OF ELECTRONIC TEXT COMMUNICATIONS;
                                                                COMPUTER SOFTWARE FOR USE WITH GLOBAL
                                                                COMPUTER NETWORKS AND INTERNAL NETWORKS;
                                                                LOGISTICS MANAGEMENT SOFTWARE...
------------------------------------------------------------------------------------------------------------------------------------
06551 0003 00000     United States  SRA                         159,989/75       8/22/1996       2,094,996             09
                     of America
Status:                             Goods And Services:         COMPUTER SOFTWARE FOR USE IN CONNECTION WITH
                                                                GLOBAL COMPUTER NETWORKS AND INTERNAL CORPORATE
                                                                NETWORKS, AND LOGISTS MANAGEMENT SOFTWARE
REGISTERED

------------------------------------------------------------------------------------------------------------------------------------
06551 0004 00000     United States  SRA                         159,981/75       8/22/1996       2,290,369             09
                     of America
Status:                             Goods And Services:         COMPUTER SOFTWARE FOR USE IN LEGAL, AND
                                                                FINANCIAL APPLICATIONS
REGISTERED

------------------------------------------------------------------------------------------------------------------------------------
06551 0005 00000     United States  SRA                         159,926/75       8/22/1996       2,097,456             42
                     of America
Status:                             Goods And Services:         INFORMATION TECHNOLOGY CONSULTING SERVICES
                                                                IN THE FIELDS OF TELECOMMUNICATIONS, COMPUTER
                                                                NETWORKING, BUSINESS REENGINEERING,...
REGISTERED

------------------------------------------------------------------------------------------------------------------------------------
06551 0008 00000     United States  SRA LOGO                    172,514/75       9/26/1996       2,296,347             09
                     of America
Status:                             Goods And Services:         COMPUTER SOFTWARE, NAMELY SEARCH ENGINES;
                                                                ARCHIVING SOFTWARE; SOFTWARE THAT RECOGNIZES
REGISTERED                                                      AND ANALYZES PATTERNS IN DATABASES; SOFT-WARE
                                                                FOR SCHEDULING TRANSPORTATION, ACQUISITION, AND
                                                                DEPLOYMENT OF EQUIPMENT AND PERSONNEL; SOFTWARE
                                                                THAT CONSOLIDATES, SUMMARIZES, AND ANALYZES
                                                                BUSINESS INFORMATION; GLOBAL COMPUTER NETWORK
                                                                SURVEILANCE SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------

Thursday, August 16, 2001                                                                                                Page 1 of 6

Our Reference        Country        Mark                        Application      Application     Registration          Class
                                                                Number           Date            Number
------------------------------------------------------------------------------------------------------------------------------------
06551 0008 00337     European       SRA LOGO                    1080563          2/18/1999       1080563               09, 16, 35,
                     Community                                                                                         41,4
Status:                             Goods And Services:         COMPUTER SOFTWARE AND HARDWARE; COMPUTER
                                                                SOFTWARE FOR USE IN SURVEILLANCE AND MONITORING
REGISTERED                                                      OF ELECTRONIC TEXT COMMUNICATIONS; COMPUTER
                                                                SOFTWARE FOR USE WITH GLOBAL COMPUTER NETWORKS
                                                                AND INTERNAL NETWORKS; LOGISTICS MANAGEMENT
                                                                SOFTWARE...
------------------------------------------------------------------------------------------------------------------------------------
06551 0009 00000     United States  SRA LOGO                    172,515/75       9/26/1996       2,177,402             42
                     of America
Status:                             Goods And Services:         INFORMATION TECHNOLOGY CONSULTING SERVICES
                                                                IN THE FIELDS OF TELECOMMUNICATION, COMPUTER
REGISTERED                                                      NETWORKING, BUSINESS REENGINEERING,...

------------------------------------------------------------------------------------------------------------------------------------
06551 0010 00000     United States  MEDIATRIEVE                 673,513/74       5/15/1995                             10
                     of America
Status:                             Goods And Services:         COMPUTER SOFTWARE FOR SEARCHING FULL-TEXT
                                                                DATABASES, RETRIEVAL AND DISPLAY OF IMAGES
ABANDONED                                                       AND OTHER NON-TEXTUAL DATA AND MANUALS SOLD...

------------------------------------------------------------------------------------------------------------------------------------
06551 0012 00337     European       ASSENTOR (IN BLOCK LETTERS  731174           1/26/1998       731174                35, 42
                     Community

Status:                             Goods And Services

REGISTERED

------------------------------------------------------------------------------------------------------------------------------------
06551 0012 00000     United States  ASSENTOR                    332,708/75       7/29/1998       2,217,925             009
                     of America
Status:                             Goods And Services          COMPUTER SOFTWARE FOR USE IN SURVEILLANCE
                                                                AND MONITORING OF ELECTRONIC TEXT COMMUNICATIONS

REGISTERED

------------------------------------------------------------------------------------------------------------------------------------
06551 0013 00000     United States  KDD EXPLORER                428,243/75       2/3/1998        2,333,711             9
                     of America
Status:                             Goods And Services:         DATA MINING SOFTWARE, NAMELY, SOFTWARE THAT
                                                                RECOGNIZES AND ANALYZES PATTERNS IN DATABASE

REGISTERED

------------------------------------------------------------------------------------------------------------------------------------

Thursday, August 16, 2001                                                                                                Page 2 of 6

Our Reference        Country        Mark                        Application      Application     Registration          Class
                                                                Number           Date            Number
------------------------------------------------------------------------------------------------------------------------------------
06551 0017 00000     United States  ELITE                       428,242/75       2/3/1998        2,376,468             35
                     of America
Status:                             Goods And Services:         BUSINESS CONSULTING SERVICE IN THE FIELDS
                                                                OF STRATEGIC PLANNING, BUSINESS PROCESS
REGISTERED                                                      RE-ENGINEERING, SYSTEM DEVELOPMENT ETC...

------------------------------------------------------------------------------------------------------------------------------------
06551 0018 0000      United States  WE'RE JUST BETTER AT THINS
                     of America

Status:                             Goods And Services:

INACTIVE

------------------------------------------------------------------------------------------------------------------------------------
06551 0019 00000     United States  BIZCASE                     124,665/75       6/24/1996       2,063,331             9, 21, 23,
                     of America                                                                                        26, 3
Status:                             Goods And Services:

REGISTERED

------------------------------------------------------------------------------------------------------------------------------------
06551 0020 00000     United States  IMPRINT                     689,899/74       6/16/1995       1,980,996             09, 21, 23,
                     of America                                                                                        26, 36,
Status:                             Goods And Services:

REGISTERED

------------------------------------------------------------------------------------------------------------------------------------
06551 0021 00000     United States  SRA CORPORATION             314,327/74       9/16/1992       1,773,279             42
                     of America
Status:                             Goods And Services:         COMPUTER CONSULTATION; NAMELY, DEVELOPING
                                                                SOLUTIONS FOR MANAGEMENT PROBLEMS THROUGH
REGISTERED                                                      SYSTEMS ANALYSIS AND DESIGN, SOFTARE
                                                                CUSTOMIZATION...

------------------------------------------------------------------------------------------------------------------------------------
06551 0022 00000     United States  ELITE 2000                  438,197/75       2/23/1998                             35
                     of America
Status:                             Goods And Services:         BUSINESS CONSULTING SERVICES IN THE FILES
                                                                OF STRATEGIC PLANNING, NUSINESS PROCESS
                                                                RE-ENGINEERING, SYSTEM DEVELOPMENT AND
                                                                INTEGRATION,
ABANDONED

------------------------------------------------------------------------------------------------------------------------------------
06551 0027 00000     United States  ARCHIPELAGO                 503,005/75       6/16/1998                             009
                     of America
Status:                             Goods And Services          SOFTWARE TO MANAGE COMPUTER IN A
                                                                NETWORK AND COMPONTS THEREOF

ABANDONED
------------------------------------------------------------------------------------------------------------------------------------

Thursday, August 16, 2001                                                                                                Page 3 of 6

Our Reference        Country        Mark                        Application      Application     Registration          Class
                                                                Number           Date            Number
------------------------------------------------------------------------------------------------------------------------------------
06551 0037 00000     United States  SRA INSITE                  574,363/75       10/21/1998      2,346,684             09
                     of America
Status:                             Goods And Services:         COMPUTER SOFTWARE FOR ORGANIZING INTERNAL
                                                                NETWORKS, DATABASES, AND WEBSITES

Registered

------------------------------------------------------------------------------------------------------------------------------------
06551 0040 00000     United States  ISOQUEST AND DESIGN         264,906/75       6/27/1997       2,123,824             09
                     of America
Status:                             Goods And Services:         COMPUTER SOFTWARE FOR DATA EXTRACTION AND
                                                                INDEXING FOIR USE IN ELECTRONIC PUBLISHING
                                                                AND ON-LINE ONFORMATION SERVICES,...ETC.
REGISTERED

------------------------------------------------------------------------------------------------------------------------------------
06551 0041 00000     United States  ISOQUEST                    264,905/75       3/27/1997       2,212,287             09
                     of America
Status:                             Goods And Services          COMPUTER SOFTWARE FOR DATA EXTRACTION AND
                                                                INDEXING FOR USE IN ELECTRONIC PUBLISHING
                                                                AND ON-LINE INFORMATION SERVICES,...
REGISTERED

------------------------------------------------------------------------------------------------------------------------------------
06551 0042 00000     United States  OWL DESIGN                  408,756/75       12/19/1997      2,308,361             09;42
                     of America
Status:                             Goods And Services:         09: COMUPTER SOFTWARE FOR SEARCING ELECTRONIC
                                                                TEXT WHICH COMBINES ADVANCED INFORMATION
REGISTERED                                                      RETRIEVAL,  AUTOMATIC INDEXINF AND UUTOMATED
                                                                HYPERTEXT AUTHORIING AND MANUALS LICENSED
                                                                THEREWITH.

                                                                42: SERVICES DIRECTED TO DEVELOPING COMUTER
                                                                FORWARE FOR SEARCHING ELECTRONIC TEXTS WHICH
                                                                COMBINES ADVANCED INFORMATION RETRIEVAL,
                                                                AUTOMATIC INDEXING AND AUTOMATED HYPERTEXT
                                                                AUTHORING.
------------------------------------------------------------------------------------------------------------------------------------
06551 0043 00000     United States  INTELLIGENCE DISCOVERY      403,661/75       12/11/1997                            09;42
                     of America
Status:                             Goods And Services:         09: COMPUTER SOFTWARE FOR SEARCHING ELECTRONIC
                                                                TEXT WHICH COMBINES...

                                                                42: SERVICES DIRECTED TO DEVELOPING COMPUTER
                                                                SOFTWARE FOR SEARCHING...
ABANDONED

------------------------------------------------------------------------------------------------------------------------------------

Thursday, August 16, 2001                                                                                                Page 4 of 6

Our Reference        Country        Mark                        Application      Application     Registration          Class
                                                                Number           Date            Number
------------------------------------------------------------------------------------------------------------------------------------
06551 0044 00000     United States  NETOWL                      393,522/75       11/20/1997                            09
                     of America
Status:                             Goods And Services:         COMPUTER SOFTARE FOR SEARCHING ELECTRONIC TEXT
                                                                WHICH COMBINES ADVANCED INFORMATION RETRIEVAL,
                                                                AUTOMATIC INDEXING AND AUTOMATD...
PENDING

------------------------------------------------------------------------------------------------------------------------------------
06551 0045 00000     United States  DTCPACK                     849,203/75       11/16/1999                            42
                     of America
Status:                             Goods And Services:         COMPUTER, TELECOMMUNICATIONS, AND TECHNOLOGY
                                                                CONSULTING SERVICES, NAMELY DEVELOPMENT OF AN
                                                                INTEGRATED VOICE AND DATA OFFIC ENVIRONMENT
PENDING

------------------------------------------------------------------------------------------------------------------------------------
06551 0046 00000     United States  DEPLOYABLE TELECOMMUNIC     849,202/75       11/16/1999                            42
                     of America
Status:                             Goods And Services:         COMPUTER, TELECOMMUNICATIONS, AND TECHNOLOGY
                                                                CONSULTING SERVICES, NAMELY DEVELOPMENT OF AN
                                                                INTEGRATED VOICE AND DATA OFFIC EENVIRONMENT
PENDING

------------------------------------------------------------------------------------------------------------------------------------
06551 0055 00000     United States  FASTVALUE                   040,075/76       5/3/2000
                     of America
Status:                             Goods And Services:         CONSULTING SERVICES IN THE FIELD OF INTEGRATION
                                                                AND MAINTENANCE OF SOFTWARE PROGRAMS AND COMPUTER
                                                                SYSTEMS FOR OTHERS TO IMPROVE BUSINESS
ABANDONED                                                       MANAGEMENT AND EFFICIENCY
------------------------------------------------------------------------------------------------------------------------------------
06551 0056 00000     United States  SUSTAINVALUE                040,473/76       5/3/2000
                     of America
Status:                             Goods And Services:         CONSULTING SERVICES IN THE FIELD OF INTEGRATION
                                                                AND MAINTENANCE OF SOFTWARE PROGRAMS AND COMPUTER
                                                                SYSTEMS FOR OTHERS TO IMPROVE BUSINESS
ABANDONED                                                       MANAGEMENT AND EFFICIENCY
------------------------------------------------------------------------------------------------------------------------------------
06551 0060 00337     European       DISCOVEREASE                2091304          2/16/2001                             9,35,42
                     Community
Status:                             Goods And Services:         SOFTWARE AND HARDWARE FOR USE IN THE LEGAL
                                                                PROFESSION, CL. 9; BUSINESS CONSULTING, CL 35;
                                                                INFORMATION TECHNOLOGY CONSULTING, CL 42
PENDING

------------------------------------------------------------------------------------------------------------------------------------

Thursday, August 16, 2001                                                                                                Page 5 of 6

Our Reference        Country        Mark                        Application      Application     Registration          Class
                                                                Number           Date            Number
------------------------------------------------------------------------------------------------------------------------------------
06551 0060 00000     United States  DISCOVEREASE                120,150/76       8/30/2000                             9
                     of America
Status:                             Goods And Services:         SOFTWARE AND HARDWARE FOR USE IN THE
                                                                LEGAL PROFESSION

PENDING

------------------------------------------------------------------------------------------------------------------------------------
06551 0065 00000     United States  GISTIT                      155,569/76       10/27/2000                            09,38
                     of America
Status:                             Goods And Services:         9 - COMPUTER SOFTWARE TO ENABLE THE USER
                                                                TO EDIT, SUMMARIZE, ABRIDGE, AND EXTRACT
                                                                CONTENT FROM E-MAIL CORRESPONDENCE, WEB
PENDING                                                         SITES AND OTHER SOURCES

                                                                38 - TELECOMMUNICATION SERVICES TO ENABLE
                                                                USERS TO EDIT, SUMMARIZE, ABRIDGE, AND
                                                                EXTRACT CONTENT FROM E-MAIL CORRESPONDENCE,
                                                                WEB SITES, AND OTHER SOURCES
------------------------------------------------------------------------------------------------------------------------------------
06551 0071 00000     United States  TAPESTRY TECHNOLOGY         270,729/76       6/14/2001                             09 & 42
                     of America
Status:                             Goods And Services          009 - SOFTWARE FOR VISUALIZATION, MANAGEMENT,
                                                                ANALYSIS, AND STORAGE OF BIOLOGICAL, BIOMEDICAL,
                                                                GENETIC, AND PHARMACEUTICAL INFORMATION AND
PENDING                                                         DATA

                                                                042 - ONLINE SERVICES, NAMELY PROVIDING ACCESS
                                                                TO TOOLS FOR VISUALIZATION, MANAGEMENT, ANALYSIS,
                                                                AND STORAGE OF BIOLOGICAL, BIOMEDICAL, GENETIC,
                                                                AND PHARMACEUTICAL INFORMATION AND DATA
------------------------------------------------------------------------------------------------------------------------------------
06551 0072 00000     United States  BIOSILK                     270,730/76       6/14/2001                             09 & 42
                     of America
Status:                             Goods And Services:         9- Software for visualization, management,
                                                                analysis, and storage of biological, biomedical,
                                                                genetic, and pharmaceutical information and
PENDING                                                         data

                                                                42- Online services, namely providing access
                                                                to tools for visualization, management,
                                                                analysis, and storage of biological,
                                                                biomedical, genetic, and pharmaceutical
                                                                information and data
------------------------------------------------------------------------------------------------------------------------------------

Thursday, August 16, 2001                                                                                                Page 6 of 6